Conventional Wisdom in an Era of Unconventional Oil and Gas

September 2016

petroriver


petroriver

OTCBB:PTRC

www.petroriveroil.com

Forward-Looking Statement / Profile

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com. These forward-looking statements are based on Petro River Oil Corporation's (PTRC) current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission. Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Annual Report on Form 10-K for the fiscal year ended Apr. 30, 2016, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com. You can also obtain these filings from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Key Statistics

Stock Symbol:	OTCBB: PTRC
Price (9/14/16):	$1.92
Shares Outstanding:	15.83 MM
Market Capitalization:	$30.39MM
Working Capital:	$5.25MM
Debt:	$0.00MM

Core Asset Portfolio

Pearsonia West - Osage County, Ok

Total Gross Acres:	106,500
Well Costs:	Approx. $180,000
EURS:	Approx. 35,000 to 95,000 BO per well
2016 Plan:	Drill 4 wells; work-over 1 well; de-risk 1,610 acres of closure; test 2.5 MM BO of prospective resource for $430,000 of capital



Larne Basin, Northern Ireland
Prospective Resources 122 MM BO
Total Gross Acres 130,000
Grapevine- Kern County, CA
Prospective Resources: 5 MM BO
Total Gross Acres 9,000
Kern County, CA
Prospective Resources: 5MM BOI
Total Gross Acres 5,000

☆ Near-Term Development Projects

★ Longer-Term Development Projects

☆ Exploration Projects

Key Senior Executives

petroriver

Veteran Management Team with Conventional Oil and Gas Exploration & Production Experience:
Owned and Operated +1000 Wells and +1 MM Net Acres in Osage County, OK

Stephen Brunner, President

- 30+ Years of oil and gas leadership experience
- Former President & CEO of Constellation Energy Partners, now Sanchez Energy Partners (NYSE: SPP)
- Former Executive VP of Pogo Producing, sold in 2007 for $3.7B

Scot Cohen, Executive Chairman

- Active investor in oil and gas sector since 2007
- Co-Founder of Iroquois Capital, a hedge fund with peak AUM over $400MM
- Founder of Iroquois Capital Opportunity Fund, a $150MM oil and gas private equity fund, along with separately-managed accounts

Corporate Strategy

petroriver

Identify and Develop Overlooked or Bypassed Oil Fields in Prolific, Producing Basins

<u>Investment Criteria:</u>

Conventional assets with:

- Exceptionally low F&D and OPEX costs
- Low geologic and financial risk

Areas with Best-In-Class operating partners

- Minimize CAPEX by farming out selected projects
- Maintain decision control

Opportunities to de-risk acreage with 3D seismic data

- New shoots and reinterpretations

Assets with development and exploration upside

≤$10 per BO
Target F&D Costs

≤$10 per BO
Target OPEX Costs

Near-Term Operational Focus

petroriver

Develop a Scalable, Repeatable and Profitable Drilling Program in Osage County, Oklahoma

Why Osage County, Oklahoma?

- **New Data:** In July 2016, 35 square miles of 3D seismic reprocessed; defined 4,480 acres of structural closures; multiple target formations, both Pennsylvanian and Mississippian-aged.
- **Low Cost Drilling:** D&C costs of $200,000
- **Prolific Basin:** 21,300,000 BO produced from historical vertical production within our Concession. Adjacent field produced +200 MM BO. Acreage footprint surrounded by thousands of conventional, producing wells. 2017 plan to shoot 55 square miles of 3D seismic.
- **Expertise:** Petro River executives and operating partners have career-long track records of success in Osage County.

+200 MM BO

Oil Field Adjacent to PTRC

3D Seismic

Confirms 4,480 acres of Structural Closures

Operating Partners – Experience in Osage

Members Successfully Drilled +1,000 Wells within 10 Miles of Pearsonia

Stephen Brunner
President of Petro River
- Former CEO of Constellation Energy Partners
- Drilled +300 wells in Osage County
- 80% success rate in area without seismic
- +8 years working with Osage Mineral Counsel

Jonathan Rudney
CEO of Horizon Energy Partners
- Partners are all former execs at top oil companies
- Extensive relationships with operators in the area

Scott DuCharme
Performance Energy
- Drilled +500 wells in Osage County, OK
- 30+ years working with Osage Minerals Council
- 85% success rate in area without seismic

Mike Mackey
Osage Wireline
- Provided wireline services to OK/KS since 1978.
- +20,000 well logs in its library
- Nearly four decades of field experience

Loch Ethridge
Grapevine Energy LLC & Consultant
- 34 years experience as a geophysicist
- 65% completion success rate
- Worked with Cimarex, Phillips Petroleum, Getty, Century

Shane Matson
Blue Jacket Energy
- 13 years geoscientist
- Prospected and drilled 100+ wells in Northern Oklahoma

Pearsonia Project: Osage County

106,500 Gross Acres in Osage County



Kay
Osage
Noble
Pawnee
Payne
TULSA

- Prolific Historical Oil Production
- Osage Mineral Estate
- Single Mineral Owner
- Stacked Paleozoic Reservoirs
- Significant potential using 3D seismic and conventional drilling and completion techniques
- Multiple Proven Oil & Gas Reservoirs

Pearsonia Project
Surrounded by Prolific Legacy Fields



Greater Dog Creek Field
65,000 BO per well
Fonker Field
2,100,000 BO , 0.4 BCF
35,000 BO per well
Pearsonia Field
7,000,000 BO , 6.6 BCF
66,400 BO per well
Burbank Giant Oil Field
1,200,000 BO, 0.05 BCF
67,000 BO per well
27N/9E
26N/8E
26N/7E

Prolific Mississippian Production

Regionally extensive

- 21,300,000 BO produced from historical vertical production within our concession
- 105,000 acre exclusive contiguous position
- 654 concession leases
- 35 square miles of existing 3D Seismic

Multiple seismically defined structural closures

- 80 acres to 1000+ acres
- 4,480 acres f structural closure

Stacked oil and gas reservoirs

- Pennsylvanian
  - Channel sands
  - Marmaton limestone
- Mississippi chert and siliceous lime
- Arbuckle dolomite

Conventional and unconventional reservoirs

Proposed 3D Seismic Program

- 55 square miles planned in southern part of concession
- Channel sands
- Structural closures
- Stratigraphic traps

Pearsonia West 3D Seismic


Pearsonia West 3D Arbuckle Depth Structure Map Contour Interval 10'
28N/7E
27N/7E
A
A'
B
B'
C
C'

OTCBB:PTRC
www.petroriveroil.com

Multiple Untested Structures

- 10+ structures with a total of 4,480 acres of closures
- Several hundred potential drilling targets

Drilling Targets

- 4 structures with 60 wells defined
- Average EURs: 50,000

Stacked Potential

- Pennsylvanian
  - Channel Sands
  - Marmaton
- Mississippian
- Arbuckle

Fourth Quarter 2016 Operating Plan

petroriver

35 Square Miles of 3D Identified 4,480 Acres of Structural Closure

Fourth Quarter Plan Tests 1,610 Acres of 4,480 Acres

Drill Plan	Drill 2 Red Fork Channel Sand Wells Drill 1 Blackland Chat Well Drill 1 Henderson Chat Well Rework Wah Zha Zhi Well, Permit 55 additional square miles of seismic
Exposure	Red Fork Potential: 1,400,000 BO Henderson Chat Potential: 420,000 BO South Blackland Chat Potential: 285,000 BO Wah Zha Zhi Potential: 700,000 BO
Total Q4 Exposure	**+2.5 MM BO from 1,610 acres of 4,480 total structural closure acreage with a $430,000 capital investment**

Single Well Economics

petroriver

Cashflow	Cap Ex	1 Yr	3 YR	5 YR	Life of Well	5 Yr IRR
100% WI	(200,000)	$311,639	$568,678	$702,483	$852,633	111%
75% WI-Bandolier	(150,000)	$233,729	$426,508	$526,862	$639,474	111%

Assumptions:

Total Number of Wells in Full Program	60
Drilling & Completion Costs	$200,000
IP Rate	50
EUR per Well	50,000

	2017	2018	2019	2020	2021	2022	2023
Assumptions:							
Commodity Price (avg. per year)	$45.00	$45.00	$45.00	$45.00	$45.00	$45.00	$45.00
Number of Wells	1	1	1	1	1	1	1
BO Production (50,000 EUR)	11,110	5,560	3,850	2,920	2,540	1,960	1,690
Revenue							
NRI	$388,961	$189,303	$143,135	$102,492	$83,134	$66,795	$58,319
Operating Expenses							
LOE ($750 fixed + $5.75 variable per month)	$50,663	$30,500	$25,438	$15,950	$17,775	$16,250	$15,355
EBITDA	$338,299	$159,069	$111,699	$82,542	$64,359	$52,445	$41,902
Net Tax (Production)	($17,660)	($14,141)	($9,585)	($7,270)	($5,326)	($4,880)	($4,307)
Total Capex	$0	$0	$0	$0	$0	$0	$0
Net Cash Flow (100% WI)	$311,639	$154,927	$102,112	$75,273	$58,533	$47,566	$39,274
75% WI to Bandolier:	$233,729	$116,195	$76,524	$56,454	$43,900	$35,675	$25,291

	2024	2025	2026	2027	2028	2029	2030	2031
Assumptions:								
Commodity Price (avg. per year)	$45.00	$45.00	$45.00	$45.00	$45.00	$45.00	$45.00	$45.00
Number of Wells	1	1	1	1	1	1	1	1
BO Production (50,000 EUR)	1,480	1,320	1,190	1,060	1,000	920	850	800
Revenue								
NRI	$51,943	$46,332	$41,799	$37,908	$35,100	$32,292	$29,368	$28,080
Operating Expenses								
LOE ($750 fixed + $5.75 variable per month)	$14,550	$15,050	$13,455	$15,050	$12,750	$12,450	$12,198	$12,000
EBITDA	$37,398	$32,282	$28,337	$24,858	$22,350	$19,842	$17,546	$16,080
Net Tax (Production)	($2,685)	($3,366)	($2,955)	($1,669)	($2,490)	($1,290)	($2,116)	($1,092)
Total Capex	$0	$0	$0	$0	$0	$0	$0	($50,000)
Net Cash Flow (100% WI)	$33,715	$29,006	$25,344	$22,169	$19,860	$17,552	$15,551	($55,012)
75% WI to Bandolier:	$25,285	$21,822	$19,008	$16,627	$14,895	$13,164	$11,648	($26,534)

Next 18 Months

petroriver

Fourth Quarter 2016 Program Tests +2.5 MM BO of Prospective Resource with $430,000 of Capital

Production Results Will be Used to Plan 2017 Development Activity

Phase One (Q4'16 Plan)

- 2 Red Fork Channel Sand Wells
- 1 Blackland Chat Well
- 1 Henderson Chat Well
- 1 Workover Wah Zha Zhi Well

Phase Two (2017)

- 4-10 Red Fork Channel Sand Wells
- 2 Blackland Structure Wells
- 11 Henderson Chat Wells
- 2 Wah Zha Zhi Wells
- shoot 55 square miles of 3D seismic

Longer-Term Focus with Horizon Energy

petroriver



Larne Basin, Northern Ireland
Prospective Resources: 122 MM BO
Total Gross Acres: 130,000

Grapevine- Kern County, CA
Prospective Resources: 5 MM BO
Total Gross Acres 9,000

Kern County, CA
Prospective Resources 5MM BO
Total Gross Acres 5,000

Denmark Offshore, Denmark
Prospective Resources: 72 MM BO
Total Gross Acres 457,000 Acres

Strategic Corporate Partner

petroriver

Petro River owns a 20% Interest in Horizon Energy Partners. Horizon is an oil and gas exploration and development company with a portfolio of domestic and international assets.

Exposure to projects which typically would only be available to major and large independent energy companies

Access to Horizon's technical and operational team that has managed large domestic and international E&P companies

- Jonathan Rudney. CEO of Horizon. Co-Founder of the predecessor of RAAM Global Energy. Currently overseeing exploration, production of onshore/offshore domestic and global assets. Industry connections and experience enabling Petro River to participate in meaningful projects.
- Horizon Board. Former senior executives at Royal Dutch Shell, Texaco. Burlington Resources. Advisors to KKR, Riverstone Holdings, Silver Point, and Carlyle Group

Low corporate G&A by leveraging Horizon's management talent without their corporate overhead

Minimizing Capex by farming out selected projects on a promoted basis

Future optionality to roll Horizon interests into Petro River or vice versa to maximize value for our shareholders

Capital invested by Petro River and Horizon Energy insiders over $20MM

Kern County, CA

petroriver

Kern County Facts	
Location	Kern County, California
Size	7,000 acres
Working Interest	Horizon – 30% Petro River - 13.75%
Work Completed	Assembled leases covering core of Kern County Field
Geophysics	Acquiring new 30 square miles of 3D Seismic survey
Historical Activity	Produced over 100 MM BOE from numerous wells
2016 Work Plan	Processing and interpreting 3D seismic survey; possible initial well



KERN COUNTY
Area of Interest
a
b
c
d
e
f
California

Near-By Production

- (a) *Edison Field – 150.0 MMBO*
- (b) *Kern River – 2,189 MMBO*
- (c) *Fruitvale – 127.3 MMBO*
- (d) *Paloma – 81.6 MMBO*
- (e) *North Tejon – 24.2 MMBO*

ASSET RISK PROFILE



Low
High

Kern County, CA

Situated in one of California's oldest and most productive oil-bearing regions, PTRC's technical team believes Kern County Field contains significant undiscovered oil.

Ideal Location	Discovered in Early 1900s	Locate Oil Left in Place	Low Development Costs
30+ MM BOE Possible Recovery	**Abundant Historical Geological & Drilling Data**	**3D Seismic Will Yield Undrilled Opportunities**	**Finding & Development Costs under $10**
• Adjacent to world-class Monterey source kitchen Within a 20 mile radius, over 10 billion BO produced • Area is home to 4 of 10 largest onshore oil fields in the U.S.	• Mostly developed by independent operators • Multiple small mineral owners • Most wells drilled prior to 1975 • Produced in excess 100 MM BOE from numerous wells	• Remapping and engineering the field • Acquisition of 30 square miles of new modern 3D Seismic data will define new opportunities	• Vertical drilling • Well depths between 4,500-9000 feet

Grapevine – Kern County, CA

Grapevine at a Glance	
Location	Kern County, California
Size	9,000 acres
Working Interest	50% - Horizon
Geophysics	Acquiring 27 sq. miles of 3D Seismic data
Work Completed	$25 million by prior operator on land, seismic, geophysical, and drilling
Historical Work	Geological studies; 3D Seismic Reprocessing/Inversion;
2016 Activity	Acquisition of 3D Seismic; Planned drilling

Grapevine Location Map



Grapevine Project
KERN COUNTY
Rio Viejo
8.8 MMBO
Yowlumne
111 MMBO
landslide
14.5 MMBO
San Emidio Nose
20 MMBO
Grapevine Project Area

ASSET RISK PROFILE



Low
High

Grapevine – Kern County, CA

A significant discovery acquired under favorable terms.

Re-Drill of a Discovery	De-Risked by Former Operator	Significant Oil Potential	Drilling Program in Place
Discovery Well Lost Due to Mechanical Failure	**Opportunistic Play**	**Untested Areas Could Yield an Additional 40 MM BO**	**Horizon & Industry Players**
• Initial well drilled by previous operator made a significant oil discovery • Prior operator lacked funds to develop the discovery • Horizon was able to acquire the land comprising of the discovery through long-standing industry contacts	• $25MM prior expenditure on land, seismic, and drilling	• Discovery could contain up to 10 MM BO • Several attractive exploratory opportunities within lease position	• Horizon has a significant working interest in the project • Industry partners will participate in joint venture drilling and development of the project • Redrill of the discovery well in late 2016

Larne Basin, Northern Ireland

petroriver

Larne Basin at a Glance	
Location	Larne Basin, Northern Ireland
Size	130,000 acres
Working Interest	9% - Petro River 16% - Horizon
Geophysics	400 km of modern 2D Seismic acquired in 2012
Work Completed	2D Seismic acquisition and interpretation, Spud well in May 2016
Historical Work	None

Larne Basin Acreage



Gas Pipelines
Exploration Licenses
Permo-Triassic Basin
Basalt Extent
Exploration Wells
Oil
NORTHERN IRELAND
BELFAST
Oil Terminal
Ireland
Gas Pipelines

ASSET RISK PROFILE

Low High

Petro River Portfolio

petroriver

Low Risk Exploration & Development

Project	Location	Acreage (Gross)	Horizon Working Interest	Petro River Direct Working Interest (1)	Prospective Resources (100% WI)	Prospective Resources (Petro Direct / Indirect WI)
Pearsonia West	Osage County, OK	4,480 acres(2)	0%	75%	6 MM BO	4.5 MM BO (2)

(1) Working interest takes into account 25% WI assigned to Operator and certain contemplated conversions of WI.
(2) Based on vertical drilling program in the current 35 square miles of 3D Seismic area

Exploration

Project	Location	Acreage (Gross)	Horizon Working Interest	Petro River Direct Working Interest	Prospective Resources (100% WI)	Prospective Resources (Petro Direct / Indirect WI)
Grapevine	Kern County, CA	9,000 acres	50%	NA	50 MM BO	5 MM BO
Kern County	Kern County, CA	5,000 acres	30%	13.75%	35 MM BOE	5 MM BOE
Larne Basin	Northern Ireland	130,000 acres	16%	9.00%	1 B BO	122 MM BO
Denmark Offshore	Denmark	457,000 acres	40%	NA	900 MM BO	72 MM BO
Pearsonia West	Osage County, OK	35,200 acres(3)	0	75%	TBD	TBD
Total	–	**636,200 acres**	–	–	**1,985 MM BOE**	**204 MM BOE**

(3) Based on vertical drilling program in the contemplated 55 square miles of 3D seismic area to shoot in 2017

This chart is based upon management assumptions and reflect the most current terms and understanding of each project. There can be no assurances any forward looking projections are accurate or will necessarily occur.

Key Takeaways

<u>**Now is a great time for being a shareholder of Petro River:**</u>

- **Pearsonia West**
  - 4 wells and 1 re-work de-risk 1,610 acres of 4,480 acres of structural closures
  - Tests 2.5 MM BO with $430,000 capital
  - Team has over 80% vertical drilling success without seismic
  - Scalable and repeatable opportunities over 106,500 acres; plans to shoot 55 square miles of 3D Seismic in 2017
- **Diverse** Conventional Portfolio with F&D <$10 per BO; OPEX <$10 per BO

Pearsonia test wells funded and commences Q4 2016. Portfolio projects spread across 5 prolific US & European Basins

Pearsonia's test wells de-risks 1,610 acres and tests 2.5 MM BO with $430,000 capital

Portfolio projects:
-F&D <$10 per BO
-OPEX < $10 per BO

105 MM BO of Prospective Resources (P50)

Petro River Oil Corp

55 Fifth Avenue, Suite 1702
New York, NY 10003

Phone: 469-828-3900
Email: ir@petroriveroil.com
www. petroriveroil.com